Fulton Financial Corporation

SunTrust Robinson Humphrey

May 25, 2006

Forward-Looking Statement

- The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

- Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Presentation Outline

- Corporate profile
- Relationship banking strategy
- Strategic initiatives
- Acquisition strategy
- Capital
- Loan summary
- Customer and employee satisfaction
- Financial performance

Fulton Financial Profile

- Regional financial holding company (formed in 1982)
- 15 community banks and 3 financial services affiliates in 5 states
- 254 community banking offices
- Asset size: $14.4 billion
- Market capitalization: $2.7 billion

Where are we located?

Where are we located?

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank
- First Washington State Bank
- Fulton Bank
- Hagerstown Trust
- Lafayette Ambassador Bank
- Lebanon Valley Farmers Bank
- The Peoples Bank of Elkton
- Premier Bank
- Resource Bank
- Skylands Community Bank
- Somerset Valley Bank
- Swineford National Bank



Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
CAPE MAY
NEW CASTLE
WASHINGTON
Maryland
CECIL
CARROLL
FREDERICK
BALTIMORE
HOWARD
BALTIMORE CITY
MONTGOMERY
PRINCE GEORGES
KENT
SUSSEX
Delaware
FAIRFAX
Virginia
RICHMOND (City)
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

Possible Future Expansion



Possible
Future Expansion
Current Markets
Future Expansion
Pennsylvania
New Jersey
Maryland
Delaware
Virginia
North Carolina
FULTON FINANCIAL
CORPORATION

What have we accomplished?

- Proven business model
- Consistent performance
- 24 consecutive years of record earnings
- 32 consecutive years of dividend increases
- 10.2% compounded annual growth rate in dividends per share
- 8.6% compounded annual growth rate in earnings per share (last 5 years = 5.5%)
- 25 bank acquisitions

10-year dividend history



0.2104
0.2312
0.2544
0.2806
0.3089
0.3444
0.3845
0.4253
0.4750
0.5179
0.5670
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Creating Value

For our	With
Shareholders	People
Employees	Place
Customers	Promotion
Communities	Product
	Price

Our Relationship Strategy

- Long-term successful employees →
- Long-term successful customers →
- Long-term successful shareholders

Stock Performance (1982 - 2005)

- WITHOUT dividend reinvestment:
  14% compounded annual rate of return

- WITH dividend reinvestment:
  18% compounded annual rate of return

Corporate Strategic Priorities

- Producing above average long term shareholder returns
- Driving EPS growth organically and acquisitively
- Creating financial success together with our customers
- Creating career success together with our employees
- Enriching the communities we serve
- Managing risk comprehensively
- Deploying capital prudently

Most Recent Acquisition

- **The Columbia Bank**
  - Acquired on 2/1/06 Assets of $1.3 billion
  - Headquartered in Columbia, MD
  - 25 offices in Howard, Montgomery, Prince George's, Baltimore Counties and Baltimore City

Columbia Bank Overview

- Consistently one of the fastest growing and most profitable de novo institutions since its founding in 1987
- Focused on building a premier community banking franchise in the Baltimore / Washington corridor
- 4th largest independent commercial banking company in Central Maryland

Columbia Bank Footprint



Carroll
Harford
Baltimore
Frederick
Baltimore City
Howard
Montgomery
Anne Arundel
Washington D.C
Prince George's
Branch office
Headquarters office

	Full Service Branches	Retirement Branches
Baltimore County/City	3	3
Howard County	9	2
Montgomery County	3	–
Prince George's County	5	–
Total	20	5

Columbia Bank Demographics

- Vibrant and diverse Baltimore / Washington corridor economy providing excellent growth opportunities
- Affluent, well-educated retail customer base
- Concentration of small and mid-sized businesses
- Large, stable government employment base
- Attractive location for "new economy" firms
- Median household income in Howard and Montgomery Counties = 1st and 2nd in Maryland and 4th and 5th nationally
- Bank market share in Howard County = 16.7% on 6/30/05

What do we look for?

- Strong performance
- Asset quality
- High growth areas
- Dynamic market demographics
- Talented and dedicated staff
- Compatible corporate culture

Acquisitions In New Markets

What changes?

- Loan review
- Investments
- Asset/liability management
- Compliance
- Audit / Accounting

What stays the same?

- Bank name
- Board of Directors
- Management team
- Employees
- Community involvement and support

Our Business Model

- Affiliate knows local markets best
- Maintains established local brand value
- Proprietary retail expertise and strategy
- Prestigious jobs in local markets
- Pricing autonomy
- Performance goals
- Affiliate plan execution

Benefits To New Affiliates

- Increased income diversification due to introduction of new products and services
- Continued local autonomy and decision-making
- Increased lending capacity
- Additional capital
- Proven merger/conversion expertise
- Reduced expenses

Affiliate New Product Availability

- Debit/credit cards
- Residential mortgages
- Specialized lending (leasing and indirect)
- International services
- Correspondent banking
- On-line banking
- Investment management
- Brokerage services
- Insurance (whole life, term life, long-term care through Advisors)
- Cash management
- Health Savings Accounts

Other Income As a Percent of Total Income



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22.4%
96
97
98
99
00
01
02
03
04
05
3/06

Capital (3/31/06)

- Total Capital (GAAP): $1.4 billion
- Total Regulatory Capital: $1.2 billion
- Ratios:
  - Total Risk-Based Capital 11.82%
  - Tier 1 Risk-Based Capital 9.85%
  - Leverage Capital 8.04%

Stock Buyback

- 2 million share repurchase program in progress through 12/31/06

Loan Diversification (3/31/06)


6%
14%
28%
21%
31%
Commercial
Commercial Mortgage
Res Mtg and Home Equity
Construction
Consumer and other

Summary of Larger Loans

- 35 relationships with commitments to lend of $20 million or more
- Maximum individual commitment of $30 million
- Average commercial loan size is $256,000
- Loans and corresponding relationships are within Fulton's geographic market area

Commercial Loan Concentration By Industry (as of 3/31/06)

Industry	%
Construction	25.9
RE - Investor - Owned	21.1
Services	16.8
Manufacturing	7.3
Retail	6.2
Health Care	6.1
Agriculture	4.9
Wholesale	4.4
Financial Services	2.1
Arts and Entertainment	1.9
Other	1.8
Transportation	1.5
	100.0

Credit Ratings

Moody's Investor Services

Short-term rating	P-1
Long-term rating	
Issuer	A-2
Lead Bank Deposits	A-1
Outlook	Stable

Standard & Poors

Credit rating	BBB+
Outlook	Stable

Fitch Ratings

Short-term rating	F-1
Long-term rating	A
Outlook	Stable

Dominion Bond Rating Service

Credit rating	A
Outlook	Stable

Employee Retention



100
90
80
70
60
50
40
30
20
10
0
2001
2002
2003
2004
2005
Exempt
Non-exempt
Overall

Employee Opinion Survey

- Quality and Improvement
- Commitment
- Immediate Supervisor
- Job Satisfaction
- Service Climate
- Company Image
- Training and Development
- Organizational Leadership
- Work Process
- Communication
- Pay and Benefits
- Teamwork and Collaboration

(Survey administered by BAI Survey Services)

Employee Opinion Survey

- Conducted every three years
- Over 3,000 employees surveyed (85%)
- Completed in June 2005
- FFC responses exceed BAI national averages in 10 of the 12 categories

Customer Satisfaction (Fall 2005)

- *Retail:
  - 90% extremely/very satisfied
- Commercial:
  - 90% extremely/very satisfied
- Fulton Financial Advisors:
  - 80+% very satisfied/satisfied
- Fulton Mortgage Company:
  - 99% of expectations met/exceeded
  - 98% would recommend FMC to others

*Compared to national average of 62%
Source: 2005 American Banker/Gallup Consumer Survey

Quarter ended March 31, 2006

$43.9 million	Net income (5.9% increase over 2005)
$ 0.27	Net income per share (3.8% increase over 2005)
$ 0.145	Cash dividends per share (9.8% increase over 2005)
1.32%	Return on assets
12.83%	Return on equity
23.01%	Return on tangible equity

Peer Group

First Republic Bank
Bank of Hawaii Corporation
International Bancshares Corporation
TCF Financial Corporation
BOK Financial Corporation
Colonial BancGroup, Inc.
City National Corporation
First Citizens BancShares, Inc.
Whitney Holding Corporation
Cullen/Frost Bankers, Inc.
Associated Banc-Corp
Commerce Bancshares, Inc.
Old National Bancorp
Greater Bay Bancorp

South Financial Group, Inc. (The)
First Midwest Bancorp, Inc.
Susquehanna Bancshares, Inc.
United Bankshares, Inc.
Sky Financial Group Inc.
Mercantile Bankshares Corporation
Citizens Banking Corporation
Valley National Bancorp
Wilmington Trust Corporation
BancorpSouth, Inc.
UMB Financial Corporation
Trustmark Corporation
FirstMerit Corporation

Income Statement Summary
(3/31/06)

	2006	2005	$	%
		(dollars in thousands)		
Net Interest Income	$ 115,040	$ 98,250	$ 16,790	17%
Loan Loss Provision	(1,000)	(800)	(200)	25%
Other Income	33,940	32,540	1,400	4%
Securities Gains	2,670	3,310	(640)	-19%
Other Expenses	(88,010)	(73,820)	(14,190)	19%
Income Taxes	(18,760)	(18,040)	(720)	4%
Net Income	$ 43,880	$ 41,440	$ 2,440	6%

Average Loan Growth

(3/31/06)

		2006		2005		$	%
		(dollars in millions)					
Commercial	$	2,610	$	2,330	$	280	12%
Comm'l Mort		2,950		2,440		510	21%
Resid Mort/HE		1,930		1,660		270	16%
Construction		1,160		640		520	81%
Cons./Other		580		540		40	7%
Total Loans	$	9,230	$	7,610		1,620	21%

Organic Loan Growth

(3/31/06)

		2006		2005		$	%
		(dollars in millions)					
Commercial	$	2,360	$	2,330	$	30	1%
Comm'l Mort		2,710		2,440		270	11%
Resid Mort/HE		1,730		1,660		70	4%
Construction		850		640		210	33%
Cons./Other		580		540		40	7%
Total Loans	$	8,230	$	7,610		620	8%

Net Interest Margin

(3/31/06)



4.75
4.50
4.25
4.00
3.75
3.50
94
95
96
97
98
99
00
01
02
03
04
05
3/06
3.88
3.78
3.60
FFC
Peer
Top 50

Asset/Liability Management

3/31/06

Interest rate "shocks"

Rate Change	NII Change (Annual)	% Change
+300 bp	+ $ 16.3 million	+ 3.4%
+200 bp	+ $ 11.0 million	+ 2.3%
+100 bp	+ $ 5.6 million	+ 1.2%
- 100 bp	- $ 12.1 million	- 2.5%
- 200 bp	- $ 25.7 million	- 5.4%
- 300 bp	- $ 45.9 million	- 9.6%

Yield Curve - Rate Shocks


Treasury Yields at Different Rate Shocks - Quarter Ending 3/31/06
Percent
10.00
8.00
6.00
4.00
2.00
0.00
1
2
3
4
5
6
7
8
Year
-300
-200
-100
Flat
100
200
300

Loan Mix (3/31/06)


Adjustable
26%
Fixed
34%
Floating
40%

Investment Portfolio

(3/31/2006)

		ENDING BALANCE	MODIFIED DURATION	CREDIT RATING
		(000's)		
Mortgage-backed securities	$	1,423.9	2.95	AAA - agency insured
Municipal bonds		436.3	3.75	AAA - insured
Collateralized mortgage obligations		381.7	2.35	AAA
U.S. Treasuries and agencies		365.1	2.60	AAA
Trust preferred securities		70.1	10.35	various -5 yr call
FHLB stock		67.0	na	AAA
Bank stock		75.4	na	Not rated
Other investments		44.1	na	AAA
Unrealized gain - bank stock		(0.4)		
Unrealized loss-bonds		(73.5)		
Total Investments	$	2,789.7	3.12	

Bank Stock Gains

(percent contribution to EPS)



9
8
7
6
5
4
3
2
1
0
94
95
96
97
98
99
00
01
02
03
04
05
1Q06

Funding Sources (3/31/06)



10%
1%
15%
74%
Deposits and Customer Repurchase Agreements
Borrowings
GAAP Capital
Other Liabilities

Average Deposit Growth

(3/31/06)

	2006	2005	$	%
	(dollars in millions)			
Nonint DDA	$ 1,770	$ 1,510	$ 260	17%
Int DDA	1,670	1,490	180	12%
Savings/MMDA	2,270	1,910	360	19%
CD's	3,740	3,000	740	25%
Cash Mgt	430	400	30	8%
Total Deposits	$ 9,880	$ 8,310	$ 1,570	19%

Organic Deposit Growth

(3/31/06)

	2006	2005	$	%
	(dollars in millions)			
Nonint DDA	$ 1,540	$ 1,510	$ 30	2%
Int DDA	1,510	1,490	20	1%
Savings/MMDA	2,030	1,910	120	6%
CD's	3,280	3,000	280	9%
Cash Mgt	330	400	(70)	-18%
Total Deposits	$ 8,690	$ 8,310	$ 380	5%

Net Charge-Offs To Loans

(3/31/06)



0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
3/06
0.16
0.14
0.03
FFC
Peer
Top 50

Nonperforming Assets To Assets

(3/31/06)



1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
3/06
0.35
0.34
0.31
FFC
Peer
Top 50

Other Income Detail

(3/31/06)

		2006		2005		$	%
			(dollars in thousands)				
Inv Mgt & Trust	$	10,030	$	9,020	$	1,010	11%
Mort. Sales Gains		4,770		6,050		(1,280)	-21%
Overdraft Fees		4,460		3,920		540	14%
Service Charges		3,580		3,500		80	2%
Cash Mgt Fees		2,200		1,920		280	15%
Success Card Fees		1,720		1,460		260	18%
Other		7,180		6,670		510	8%
Total	**$**	**33,940**	**$**	**32,540**	**$**	**1,400**	**4%**

Internal Results

(3/31/06)

	2006	2005	$	%
		(dollars in thousands)		
Invt Mgt & Trust	$ 9,870	$ 9,020	$ 850	9%
Mort. Sales Gains	4,570	6,050	(1,480)	-24%
Overdraft Fees	4,310	3,920	390	10%
Service Charges	3,300	3,500	(200)	-6%
Cash Mgt Fees	2,180	1,920	260	14%
Success Card Fees	1,700	1,460	240	16%
Other	6,780	6,670	110	2%
Total	$ 32,710	$ 32,540	$ 170	1%

Efficiency Ratio
(3/31/06)



62.00
60.00
58.00
56.00
54.00
52.00
50.00
93
94
95
96
97
98
99
00
01
02
03
04
05
3/06
58.5
57.0
56.8
FFC
Peer
Top 50

Other Expense Detail

(3/31/06)

	2006	2005	$	%
		(dollars in thousands)		
Salaries & Benefits	$ 49,930	$ 44,300	$ 5,630	13%
Occupancy & Equip.	12,180	10,570	1,610	15%
DP/Software/Telecom	6,100	5,750	350	6%
Amortization	1,850	1,180	670	57%
Other Expenses	17,950	12,020	5,930	49%
Total	$ 88,010	$ 73,820	$ 14,190	19%

Internal Results
(3/31/06)

	2006	2005	$	%
		(dollars in thousands)		
Salaries & Benefits	$ 44,790	$ 44,300	$ 490	1%
Occupancy & Equip.	10,590	10,570	20	0%
DP/Software/Telecom	5,550	5,750	(200)	-3%
Amortization	1,110	1,180	(70)	-6%
Other Expenses	16,120	12,020	4,100	34%
Total	$ 78,160	$ 73,820	$ 4,340	6%

Looking Ahead

Focus on:

- EPS growth
- Non-interest income
- Organic growth
- Strong asset quality
- Value-creating acquisitions
- Net interest margin expansion
- Improved efficiency

Fulton Financial Corporation

One Penn Square
Lancaster, PA 17602

www.fult.com